UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : June 11, 2007

ENERGY TRANSFER EQUITY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2007, Energy Transfer Equity, L.P. (the “Partnership”), issued a press release announcing that Ray C. Davis, Co-Chairman of Energy Transfer Equity, L.P. (ETE) and Co-Chairman and Co-Chief Executive Officer of Energy Transfer Partners, L.P. (ETP), will retire from these positions following a transition period to transfer his duties to other members of the management team. Mr. Davis will continue to serve as a director of ETE and ETP. Kelcy L. Warren, currently the Co-Chief Executive Officer and Co-Chairman of ETP and Co-Chairman of ETE, will become the sole Chief Executive Officer and sole Chairman of ETP and sole Chairman of ETE upon the effective date of Mr. Davis’ retirement.

A copy of the press release is furnished as an exhibit to this Current Report.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated June 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

	By:	LE GP, LLC, its general partner

Date: June 11, 2007	By:	/s/ John W. McReynolds
John W. McReynolds,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 11, 2007.